UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    ----------

                                     FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of The
                       Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): November 19, 2004

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        No.)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On November 19, 2004, General Communication, Inc. (GCI) announced that it had reached a definitive agreement with MCI, Inc. (MCI) to repurchase 3,751,509 GCI Class A common shares at $8.33 per share. In addition to the share repurchase the private transaction also included terms for redeeming GCI Series C Preferred Stock. The aggregate amount of the transaction will total $41,250,070. MCI is a major customer of GCI. The transaction is expected to be completed on December 7, 2004. A copy of the press release is attached as
Exhibit 99.1.

     On November 19, 2004, GCI, Inc., a wholly owned subsidiary of GCI, and
GCI Holdings, Inc., a wholly owned subsidiary of GCI, Inc., entered into an Amendment No. 3 to the Credit, Guaranty, Security and Pledge Agreement dated October 30, 2003 with Calyon New York Branch, General Electric Capital Corporation, CIT Lending Services Corporation and the lenders and guarantors referred to therein. The amendment modifies the terms of the existing credit facility of GCI Holdings, Inc. to permit the incurrence by GCI, Inc. of up to $100 million in aggregate principal amount of additional senior notes due 2014. The amended credit facility permits up to $70 million of the proceeds from such additional senior notes to be used to purchase shares of GCI stock held by MCI and Toronto Dominion Investments, Inc. (or the proceeds may be distributed to GCI for such purpose), so long as there exists no default under the credit facility both before and after giving effect to such transaction. The amended credit facility also permits the proceeds to be used for additional capital expenditures. The maximum total leverage ratio permitted by the credit facility was increased by 0.25:1 for each period, including from 4.00:1 to 4.25:1 for the current period ending December 30, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements of businesses acquired: Not Applicable

     (b) Pro forma financial information: Not Applicable

     (c) Exhibit:

         99.1 Press release dated November 19, 2004

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: November 22, 2004


                                          By /s/
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc. dated
              November 19, 2004.